NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                    9-7/8% SENIOR SUBORDINATED NOTES DUE 2007
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                              HOLMES PRODUCTS CORP.

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Holmes Products Corp. (the "Company") made pursuant to the Prospectus, dated November 19, 1997 (the "Prospectus"), if certificates for the outstanding 9 7/8% Senior Subordinated Notes due 2007 of the Company (the "Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to State Street Bank and Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

               STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

         By Mail            By Facsimile Transmission    By Hand or Overnight
(registered or certified         (617) 664-5395
     mail recommended):
                                                         State Street Bank and
                                                             Trust Company
                                                      Corporate Trust Department
    State Street Bank          Confirm by Telephone            4th Floor
    and Trust Company        or for Information Call:   Two International Place
Corporate Trust Department        (617) 664-5587            Boston, MA 02110
      P.O. Box 778
  Boston, MA 02102-0078


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS

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SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET
FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Notes Tendered:*

$____________________________________________

Certificate No(s). if available):
_____________________________________________

Total Principal Amount Represented by Certificate(s):

$____________________________________________

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                PLEASE SIGN HERE


__________________________________          ____________________________________

__________________________________          ____________________________________
     Signature(s) of Owner(s)                               Date
  or Authorized Signatory Date

Area Code and Telephone Number: (   )
                                ------------------------------------------------

         Must be signed by the Holder(s) of Notes as their name(s) appear(s) on certificates for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

Name(s):  ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

Capacity: ______________________________________________________________________

Address(es ): __________________________________________________________________

Account Number: ________________________________________________________________

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Notes being tendered hereby or confirmation of book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Area Code and Telephone No.: (  )
                              __________________________________________________

Authorized Signature: __________________________________________________________

Name:___________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Title:__________________________________________________________________________

Dated: ____________________________


NOTE: DO NOT SEND CERTIFICATES OF NOTES WITH THIS FORM.

CERTIFICATES OF NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

                                                       GIVE THE
                                                       SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                              NUMBER OF--

1.  An individual's account.                           The individual
                                                       The actual owner of
2. Two or more individuals (joint                      the account or, if
   account)                                            combined funds, the
                                                       first individual on
                                                       the account (1)
3.  Custodian account of a minor                       The minor (2)
    (Uniform Gift to Minors Act)
4.  a.  The usual revocable savings                    The grantor - trustee (1)
        trust account (grantor is
        also trustee)
     b. So-called trust account                        The actual owner (1)
        that is not a legal or valid
        trust under state law
5. Sole proprietorship account                         The owner (3)
6. A valid trust, estate or                            Legal entity
   pension trust
                                                       (Do not furnish the
                                                       identifying number of the
                                                       personal representative
                                                       or trustee unless the
                                                       legal entity itself is
                                                       not designated in the
                                                       account title) (4)

________________________________________________________________________________

________________________________________________________________________________

                                                       GIVE THE EMPLOYER
                                                       IDENTIFICATION

FOR THIS TYPE OF ACCOUNT:                              NUMBER OF--
-------------------------------------------------------------------------

7.  Corporate account                                  The corporation

8.  Partnership account held in                        The partnership
     the name of the business

9.  Association, club or other tax                     The organization
     exempt organization

10. A broker or registered nominee                     The broker or nominee

11. Account with the Department of                     The public entity
    Agriculture in the name of a
    public entity (such as a State
    or local government, school
    district or prison) that
    receives agriculture program
    payments


(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner. The name of the business or the "doing business as" name may also be entered. Either the social security number or the employer identification number may be used.
(4) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number ("TIN") or you don't know your number obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on all interest, dividends and broker transactions payments include the following:
         - A corporation.
         - A financial institution.
         - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).

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         - The United States or any agency or instrumentality thereof.
         - A State, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof.
         - A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.
         - An international organization or any agency or instrumentality thereof.
         - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
         - A real estate investment trust.
         - A common trust fund operated by a bank under section 584(a).
         - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
         - An entity registered at all times under the Investment Company Act of 1940.
         - A foreign central bank of issue. Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
         - Payments to nonresident aliens subject to withholding under section 1441.
         - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
         - Payments of patronage dividends where the amount received is not paid in money.
         - Payments made by certain foreign organizations.
         - Payments made to a nominee. Payments of interest not generally subject to backup withholding include the following:
         - Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more, and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
         - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
         - Payments described in section 6049(b)(5) to nonresident aliens.
         - Payments on tax-free covenant bonds under section 1451.
         - Payments made by certain foreign organizations.
         - Payments made to a nominee.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. COMPLETE THIS SUBSTITUTE FORM W-9 AS FOLLOWS:

ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN, DATE AND RETURN THE FORM TO THE PAYER.

         Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the sections 6041, 6041A(a), 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

         PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.
Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure which is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE STATEMENTS WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations, may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS. If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

         FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.